Dentsply Sirona Announces Repositioning of Byte within Aligner Portfolio Company to Present at J.P. Morgan Healthcare Conference Charlotte, N.C., January 14, 2025 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the "Company") (Nasdaq: XRAY) today announced that the Company plans to refocus the Byte business model around treatments that include expanded in-person dentist oversight. The Company is evaluating the go-to- market business and economic model and expects to leverage collaborative direct-to-consumer (“DTC”) demand generation with dentists using Byte core competencies, expand digital customer journey management across the aligner portfolio, and utilize Byte skillsets to further enhance customer service and marketing across the Company. In connection with this review, Dentsply Sirona is not reinstating the at-home Byte Aligner Systems and Impression Kits but will continue to provide support for non-contraindicated Byte Aligner patients currently undergoing treatment. Dentsply Sirona will continue to work with regulatory authorities and obtain any necessary clearances prior to any market launch. “Our actions demonstrate our continued commitment to quality and compliance in everything we do. With that in mind and consistent with Dentsply Sirona’s goal of providing access to quality care for a broad patient population, we plan to redefine the Byte business model while leveraging their strong capabilities including the DTC engine,” said Simon Campion, President and Chief Executive Officer of Dentsply Sirona. “We believe there is applicability for DTC demand generation in dentistry including aligners and we have already commenced deploying Byte’s strategic capabilities across our Company.” J.P. Morgan Healthcare Conference As previously announced, Dentsply Sirona will present at the 43rd Annual J.P. Morgan Healthcare Conference on Wednesday, January 15, 2025, at 7:30 am PT (10:30 am ET). During the presentation, representatives of the Company will present the materials attached to the Company’s Form 8-K that was filed today with the Securities and Exchange Commission (“SEC”). The Company also expects to discuss the Byte announcement as part of that presentation. Presentation materials and webcast information for the investor conference, including a replay of the webcast following the conference, will be available on the Investors section of the Dentsply Sirona website at https://investor.dentsplysirona.com. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solution offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world class brands. Dentsply Sirona’s products provide innovative, high-quality and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Contact Information: Investors: Andrea Daley Vice President, Investor Relations +1-704-591-8631 InvestorRelations@dentsplysirona.com Forward-Looking Statements and Associated Risks This Press Release contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including statements and projections concerning the ability to successfully refocus the Byte business or the ability to leverage Byte assets to support other aspects of the Company’s business. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; increased regulation that impacts the Company’s business including Byte; the Company’s failure to receive any regulatory authorization needed to commercialize any particular product or service offering; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Annual Report on Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.